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                                                                   Exhibit 10.11


                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT


         This is Amendment No. 1 (the "AMENDMENT") to the Stock Purchase Agreement, dated as of June 15, 1999 (the "AGREEMENT"), among Jay Sugarman and Spencer Haber, as Purchasers, and A. William Stein and Robert Holman, Jr., as TriNet Stockholders.

                                     RECITAL


         The Purchasers and the TriNet Stockholders desire to amend the Agreement as set forth herein.

1.       AMENDMENTS.

         a. The term "TriNet Stockholders" in the Agreement is hereby changed to "TriNet Stockholder" in each place in which it appears in the Agreement and shall mean solely Robert Holman, Jr.

         b. All amendments to the Agreement which are necessary to reflect the fact that the term "TriNet Stockholders" is a singular term are hereby deemed made.

         c. The reference to "A. William Stein" in Section 5.6 is hereby deleted.

2.       MISCELLANEOUS.

         a. Except as otherwise provided herein, the Agreement shall remain unmodified and in full force and effect.

         b. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

         c. This Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be signed as of July 26, 1999.


                                              PURCHASERS


                                              ----------------------
                                              Name: Jay Sugarman


                                              ----------------------
                                              Name: Spencer Haber



                                              TRINET STOCKHOLDERS


                                              ----------------------
                                              Name: A. William Stein


                                              ----------------------
                                              Name: Robert Holman, Jr.